UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 18, 2023
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of the First Horizon Corporation (“FHN” or "First Horizon") Fourth Quarter 2022 Earnings Release, released today.

Furnished as Exhibit 99.2 is a copy of the Investor Slide Presentation for the quarter ended December 31, 2022, released today.

Exhibits 99.1 and 99.2 are furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.” The exhibits speak as of the date thereof and FHN does not assume any obligation to update in the future the information therein.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP in the Exhibits

Certain measures included in or furnished by this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in, with, or by this report are: fully taxable equivalent measures; core net interest income ("NII"); core net interest margin (“NIM”); pre-provision net revenue ("PPNR"); loans and leases, allowance for credit losses (“ACL”), and ratios excluding Loans to Mortgage Companies (“LMC”) and/or loans under the federal paycheck protection program ("PPP"); return on average tangible common equity (“ROTCE”); tangible common equity (“TCE”) to tangible assets (“TA”); tangible book value ("TBV") per common share; and various consolidated results and performance measures and ratios adjusted for notable items identified in the exhibits.

Reconciliations of non-GAAP to GAAP measures and presentation of the most comparable GAAP items are presented near the end (immediately before the Glossary) of Exhibit 99.1-Earnings Release and at the end of Exhibit 99.2-Investor Slide Presentation.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this report include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Forward-Looking Statements

This report, including material incorporated into it or furnished by it, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to First Horizon Corporation’s (the “First Horizon”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan”, “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and The Toronto-Dominion Bank (“TD”); the outcome of any legal proceedings that may be instituted against First Horizon or TD, including potential litigation that may be instituted against First Horizon or its directors or officers related to the proposed transaction or the definitive merger agreement between First Horizon and TD related to the proposed transaction; the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; interloper risk; the risk

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 1/18/2023

that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of First Horizon; certain restrictions during the pendency of the merger that may impact First Horizon’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon’s success in executing its business plans and strategies and managing the risks involved in the foregoing; currency and interest rate fluctuations; exchange rates; success of hedging activities; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; general competitive, economic, political and market conditions; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Tennessee Department of Financial Institutions and other regulators, legislative and regulatory actions and reforms; the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; and other factors that may affect future results of First Horizon.

First Horizon cautions readers of this report, including its exhibits, that the list above is not exhaustive as of the date of this report. Actual results could differ and First Horizon’s estimates and expectations could change, possibly materially, because of one or more factors, including those factors listed above or presented elsewhere in this report or those factors listed in material incorporated by reference into this report. In evaluating forward-looking statements and assessing First Horizon’s prospects, readers of this report should carefully consider the factors mentioned above along with the additional risk and uncertainty factors discussed: in the forepart, and in Items 1, 1A, and 7, of First Horizon’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of First Horizon’s Quarterly Report(s) on Form 10-Q filed this year. First Horizon assumes no obligation to update or revise any forward-looking statements that are made in this report or in any other statement, release, report, or filing from time to time.

ITEM 9.01. Financial Statements and Exhibits.

(d)Exhibits

Each of the following Exhibits 99.1 and 99.2, furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon Corporation Fourth Quarter 2022 Earnings Release
99.2	First Horizon Corporation Investor Slide Presentation for the quarter ended December 31, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 1/18/2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

Date:	January 18, 2023	By:	/s/ Hope Dmuchowski
Hope Dmuchowski
Senior Executive Vice President—Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT 1/18/2023